SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 26, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                           0-50467            52-2413926
----------------------------               ----------        -------------
(State or other jurisdiction               (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                      07016
-------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------


         On January 26, 2005, the Registrant issued a press release to report earnings for the quarter ended December 31, 2004. The Registrant also announced that it intends to repurchase up to 5% of its outstanding shares of common stock in an open market repurchase program. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
---------  ------------------------------------------------------------------


     Exhibit
     Number                   Description
     ------                   -----------

        99           Press Release dated January 26, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SYNERGY FINANCIAL GROUP, INC.



Date: January 26, 2005                 By:      /s/Kevin A. Wenthen
                                                --------------------------------
                                                Kevin A. Wenthen
                                                Senior Vice President
                                                and Chief Administrative Officer